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                                                               Exhibit (b)(5)(i)

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
     Group/Owner application for Flexible Purchase Payment Deferred Combination Fixed and Variable Annuity Contract ("Contract
     Application") NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY, P.O. 818, BOSTON, MA 02116
     Payment (or original of exchange/transfer request) must accompany
     Application: Please make check payable to NORTH AMERICAN SECURITY LIFE (the
     "Company") and send to above address.
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     1.  GROUP/OWNER
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     2.  ADDRESS                                                                    3.  TAX ID #:
                                             Street

                      City                                State                     Zip
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     4.  TRUSTEE(S)(if applicable)
         Ownership:  Trustee(s) specified in question 4 will be the owner(s) of the contract.
     5.  Unless the following box is check, confirmation statements for the plan will be mailed to the address above.
              Mail statements directly to the Participant.
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     6.  PLAN SELECTION - TYPE OF PLAN
         / /  Non-Qualified
         / /  Qualified (Indicate type below)
              / / Profit Sharing                            / / 403(b)                     / / IRA Tax Year ________
              / / Money Purchase                            / / 401(k)                     / / SEP IRA Tax Year ________
              / / Defined Benefit                           / / IRA Rollover               / / 457
              / / Keogh (HR-10)                             / / IRA Transfer               / / Other __________________________
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    7.        INVESTMENT OPTIONS:

         Conservative Asset Allocation            Investment Quality Bond            Global Equity            Pasadena Growth
         Moderate Asset Allocation                U.S. Government Securities         Growth & Income          Global Government Bond
         Aggressive Asset Allocation              Money Market                       Strategic Income         Equity
                                                                                                              Growth

         FIXED ACCOUNT OPTIONS:                   1 Year Fixed Account               3 Year Fixed Account     6 Year Fixed Account
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     8.  SPECIAL INSTRUCTIONS


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     I hereby represent the answers to the above questions to be correct and true to the best of my knowledge and belief and agree that this application shall be a part of any Contract issued by the Company. ALL PAYMENTS AND VALUES PROVIDED BY THIS CONTRACT WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT. ALL PAYMENTS AND VALUES BASED ON THE FIXED ACCOUNT ARE SUBJECT TO A MARKET VALUE ADJUSTMENT FORMULA, THE OPERATION OF WHICH MAY RESULT IN UPWARD AND DOWNWARD ADJUSTMENTS IN AMOUNTS PAYABLE. I acknowledge receipt of an effective Prospectus describing the Contract applied for.

                                                                          Signed at
     Date      --------------------------------------------------------             -----------------------------------------------
                                                                                          City                      State
     Authorized Signature
     for Group/Owner                                                      Agent
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                                                                                      Print Agent Name and Phone Number

     Trustee(s)                                                           Agent
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                                    Signature(s)                                                       Signature of Agent
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     AGENT:  Will this Contract replace or change any existing life insurance or annuity in this or any other company?
     /  /  Yes   /  / No     If yes, please explain under Special Instructions.


    General Agent
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     Branch Office Address                                                                          (Tel)
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